Exhibit 99.1

Quality People. Building Solutions. As of August 18, 2011

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of future events of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the use of incorrect estimates for bidding a fixed-price contract, undertaking contractual commitments that exceed our labor resources, failing to perform contractual obligations efficiently enough to maintain profitability, national or regional weakness in construction activity and economic conditions, financial difficulties affecting projects, vendors, customers, or subcontractors, our backlog failing to translate into actual revenue or profits, difficulty in obtaining or increased costs associated with bonding and insurance, impairment to goodwill, errors in our percentage-of-completion method of accounting, the result of competition in our markets, our decentralized management structure, shortages of labor and specialty building materials, retention of key management, seasonal fluctuations in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in our reports filed with the Securities and Exchange Commission. A further list and description of these risks, uncertainties and other factors are discussed under "Item 1A. Company Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010." These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, developments, conditions or circumstances on which any such statement is based. 1

Vision To be the nation’s premier HVAC and mechanical systems installation and services provider. 2

Mission 3 To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

4 Values Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openly and often. Impact our communities positively.

Comfort Systems USA’s Team 5 Bill Murdy – Chairman/CEO Experience Industry: 20 years CSUSA: 10 years Military: 10 years Bill George – EVP & CFO Experience Industry: 14 years CSUSA: 14 years Legal: 13 years Brian Lane – President & COO Experience Industry: 26 years CSUSA: 7 years Tom Tanner – SVP-Region 1 Experience Industry: 34 years CSUSA: 12 years Dean Tillison – SVP-Region 2 Experience Industry: 37 years CSUSA: 13 years Chuck Diltz – SVP-Region 3 Experience Industry: 28 years CSUSA: 8 years Brewster Earle – VP-Energy Services Experience Industry: 29 years CSUSA: 8 years Jeff Coleman – President-National Accounts Experience Industry: 26 years CSUSA: 2 years

6 Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing/Energy Efficiency Strong balance sheet 44% new construction; 56% service, repair, retrofit 2010 Full Year Revenues $1.1 billion 2011 Run Rate $1.2 billion

Comfort Today 7

8 Our Companies

What We Do Commercial, Industrial, Institutional HVAC – A $40B+ Industry Drivers Building comfort – a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and Indoor Air Quality (IAQ) emerging Outsourcing 9 Commercial HVAC Applied Systems Energy Efficiency Piping

Industry Trend Toward Service & Replacement (Recurring Revenue) 5.3 million commercial buildings Recurring service 20-year replacement cycle / retrofits for energy efficiency “Inventory” of future business OEMs note significant deferred maintenance and replacement over recent years 10 Source: The Trane Company

11 Revenues by Activity 2010 – Full Year 2011 - Year To Date New Construction/Installation Replacement Service & Maintenance

12 Diverse Project Mix Average Project Size: $375,000 Value of Projects >$1M: $1,027 M Average Project Length: 6-9 months Value of Projects <$1M: $745 M (As of June 30, 2011) Total Projects = 4,732

Revenues By Sector Distribution: 1% Religious and Not-for-Profit: 1% Residential: 1% Lodging and Entertainment: 1% Other: 7% Retail/Restaurants: 8% Multi-Family: 3% Office Buildings: 11% Manufacturing: 14% Top 20 Customers Served by 17 different Comfort operating units Largest customer represents less than 3% of revenues 13 Healthcare: 17% Education: 20% Government: 16% Revenue for the six months ending June 30, 2011

Diverse End-Use Base 14 Omni Orlando Resort at ChampionsGate Orlando, Florida University Hospital Little Rock, Arkansas Arboretum Elementary School Waunakee, Wisconsin Iowa Renewal Energy Washington, Iowa

Competitive Advantages High-quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor Energy efficiency services National multi-location service capability Purchasing economics Balance sheet strength Bonding and insurance Strong safety record 15

16 OSHA Recordable Rate Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 37% Difference 20% Difference Industry Average (October 2009 – latest available data) Comfort Systems USA (June 2011 data) Our safety record is no accident. Lost Time Injury Rate <57% of industry average OSHA Incident Rate <37% of industry average Training 97% completed 0.0 5.0 10.0 15.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

17 Key Financial Data – Income Statement ($ Thousands, except per share information) (Unaudited) 2011 2010 2011 2010 Revenues 312,148 $ 249,588 $ 594,207 $ 486,063 $ Cost of Services 264,638 207,623 512,488 404,590 Gross Profit 47,510 41,965 81,719 81,473 Selling, General and Administrative Expenses 41,928 35,611 84,550 73,020 Goodwill Impairment - 4,446 - 4,446 Gain on Sale of Assets (19) (468) (104) (473) Operating Income (Loss) 5,601 $ 2,376 $ (2,727) $ 4,480 $ 1.8% 1.0% -0.5% 0.9% Net Income (Loss) from Continuing Operations 3,162 $ 1,646 $ (2,008) $ 2,811 $ 1.0% 0.7% -0.3% 0.6% Net Income (Loss) from Continuing Operations Excluding Goodwill Impairment (2) 3,162 $ 4,320 $ (2,008) $ 5,485 $ 1.0% 1.7% -0.3% 1.1% Diluted Earnings (Loss) per Share from Continuing Operations 0.08 $ 0.04 $ (0.05) $ 0.07 $ Non-GAAP Diluted Earnings (Loss) per Share from Continuing Operations Excluding Goodwill Impairment (2) 0.08 $ 0.11 $ (0.05) $ 0.14 $ Adjusted EBITDA Excluding Goodwill Impairment (1) 10,295 $ 9,798 $ 6,701 $ 15,533 $ 3.3% 3.9% 1.1% 3.2% (1) See Slide 33 for GAAP Reconciliation to Adjusted EBITDA (2) See Slide 34 for Supplemental Non-GAAP Information Three Months Ended June 30, Six Months Ended June 30,

18 Key Financial Data – Balance Sheet ($ Thousands) 6/30/2011 12/31/2010 Cash 50,101 $ 86,346 $ Working Capital 127,835 $ 134,738 $ Goodwill 148,986 $ 147,818 $ Identifiable Intangible Assets, Net 37,388 $ 39,616 $ Total Debt 28,379 $ 29,936 $ Equity 305,383 $ 312,784 $

19 Revenues Note: Excludes all divested and discontinued operations

20 Operating Margins(a) (a) This table includes non-GAAP financial information because the information provided excludes goodwill impairment charges of $33.9 million for 2005 and $5.7 million for 2010. No goodwill impairment charge was recorded for 2006, 2007, 2008 or 2009.

21 Backlog (in millions) Note: Excludes all divested and discontinued operations

Profile for Growth 22 Time Earnings Incremental Service Growth Current Operations (Construction and Service) Energy Efficiency Acquisitions Service Commercial HVAC

Operations Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Safety Best Practices Project Management Estimating Cooperation with suppliers Prefabrication New materials and methods 23

Job Loop We review projects and apply what we have learned to improve our performance. 24 Post-Project Review Project Estimating Project Pricing Project Qualification Project Management

25 The only things that evolve by themselves in an organization are disorder, friction and malperformance. Peter Drucker

Service Increase Service* Grow maintenance base Education Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Target retrofit projects Energy Efficiency Indoor Air Quality (IAQ) 26 * Maintenance, service, repair, retrofit

27 National Account Customers *Trademarks and logos are the property of their respective owners.

Energy Efficiency – Retrofitting HVAC Green is Part of Our Business Energy costs drive need for efficiency. HVAC accounts for 30% - 50% of electricity usage. Energy Star (Department of Energy/EPA) / LEED (USGBC) 2 - 4 year pay outs depending on electric rates, usage, age, incentives. 28 Use Our Energy to Save Yours! ™

Growth Internal More of what we do best Service Energy efficiency Step-Out Growth New locations for existing companies Techs “on their own” Targeted acquisitions Best HVAC-oriented mechanical in new area 29

The Ideal Acquisition Candidate $20M+ in revenue Construction and service In a growing market in new area Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate the company 30

Target Markets Boise, ID Charleston, SC Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Greensboro, NC Jackson, MI Los Angeles, CA Omaha, NE Portland, OR San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL Atlanta 31 (Listed Alphabetically)

Outlook Long-Term $40B+ fragmented industry HVAC a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and Indoor Air Quality Financially and operationally sound – continuing to grow organically and by acquisition 32

33 Appendix I – GAAP Reconciliation To Adjusted EBITDA ($ Thousands) (Unaudited) June 30, June 30, 2011 2010 2011 2010 Net Income (Loss) 3,162 $ 1,646 $ (2,008) $ 3,573 $ Discontinued Operation - - - (762) Income Taxes 2,513 515 (1,186) 1,245 Other (Income) Expense, net (517) 6 (437) (6) Interest Expense, net 443 209 904 430 Gain on Sale of Assets (19) (468) (104) (473) Goodwill Impairment - 4,446 - 4,446 Depreciation and Amortization 4,713 3,444 9,532 7,080 Adjusted EBITDA 10,295 $ 9,798 $ 6,701 $ 15,533 $ Note 1: We define adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income (loss), excluding discontinued operation, income taxes, other (income) expense, net, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by us. Three Months Ended Six Months Ended

34 Appendix II – Supplemental Non-GAAP Information ($ Thousands, except per share information) (Unaudited) 2011 2010 2011 2010 Net income (loss) from continuing operations 3,162 $ 1,646 $ (2,008) $ 2,811 $ Goodwill impairment (after tax) - 2,674 - 2,674 Net income (loss) from continuing operations excluding goodwill impairment 3,162 $ 4,320 $ (2,008) $ 5,485 $ Diluted earnings (loss) per share from continuing operations 0.08 $ 0.04 $ (0.05) $ 0.07 $ Goodwill impairment (after tax) - 0.07 $ - 0.07 $ Diluted earnings (loss) per share from continuing operations excluding goodwill impairment 0.08 $ 0.11 $ (0.05) $ 0.14 $ Note: Operating results from continuing operations excluding goodwill impairment is presented because we believe it reflects the results of our core ongoing operations, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of any entity's financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined by generally accepted accounting principles and as reported by us. Three Months Ended June 30, Six Months Ended June 30,

35 Contact Bill George Executive Vice President and CFO 1-800-723-8431 bill.george@comfortsystemsusa.com www.comfortsystemsusa.com